SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 10:-	SUBSEQUENT EVENTS

Subsequent to the balance sheet date, the Company's Board of Directors approved the grant of 117,000 options to officers and employees of the Company. The options are in accordance with the Company's 2018 plan and have an exercise price of $9.11 per share. 33,000 options are subjected to the approval of shareholders at our Annual General Meeting to be held during September 2023.

In addition, the Board has approved grants of 10,000 options to each of its five Board members. The grants will be effective as of October 6, 2023, and are subject to the approval of shareholders at our Annual General Meeting to be held during September 2023. The exercise price will be determined based on the average price of the Company's shares during the 30-day period prior to October 6, 2023. The options are in accordance with the Company's 2018 option plan.